UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

______________________________

First Trust High Yield Opportunities 2027 Target Term Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-23565	85-1075664
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois (Address of principal executive offices)	60187 (zip code)

Registrant's telephone number, including area code: (630) 765-8000

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On October 19, 2020, the Board of Trustees of First Trust High Yield Opportunities 2027 Target Term Fund amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to provide, among other things, enhancements to certain procedural matters related to meetings, shareholder nominations and shareholder proposals, enhanced voting standards in the event of a contested board election, the addition of trustee qualifications, the addition of control share provisions, and other clarifying and conforming amendments.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws as of October 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2020	FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TARGET TERM FUND

	By:	/s/ W. Scott Jardine
	Name:	W. Scott Jardine
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws as of October 19, 2020.